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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

            CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               October 12, 2000
                         ---------------------------
               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                BLACKROCK, INC.
                         ----------------------------
            (Exact name of registrant as specified in its charter)

                       COMMISSION FILE NUMBER: 001-15305
                                               ---------


                DELAWARE                       51-0380803
          -------------------              -------------------
     (State or other jurisdiction of        (I.R.S. Employer
     incorporation or organization)        Identification No.)

                                345 Park Avenue
                              New York, NY 10154
                            ----------------------
                   (Address of principal executive offices)
                                  (Zip Code)

                                (212) 754-5560
                        -------------------------------
             (Registrant's telephone number, including area code)

                        -------------------------------
         (Former name or former address, if changed since last report)




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     ITEM 5.   OTHER EVENTS

               Third Quarter 2000 Financial Results

               On October 12, 2000, BlackRock, Inc. (the "Corporation" reported results of operations for the period ended September 30, 2000. A copy of the earnings press release issued by the Corporation is attached as Exhibit 99.1 and incorporated herein by reference.

     ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

               (c)  Exhibits

               The Exhibit listed on the Exhibit Index on page 4 of this Form 8-K is filed herewith.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BlackRock, Inc.
                                             (Registrant)

Date:  October 13, 2000                      By: /s/ Paul L. Audet
                                                 ------------------------
                                                  Paul L. Audet
                                                  Managing Director
                                                  Chief Financial Officer

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                                 EXHIBIT INDEX

     99.1 Earnings press release issued by the Corporation on October 12, 2000, with respect to the Corporation's results of operations for the period ended September 30, 2000, filed herewith.

                                       4